Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated October 26, 2022, to the
GMO Trust Prospectus, dated June 30, 2022

GMO Emerging Domestic Opportunities Fund (the “Fund”)

The Board of Trustees of GMO Trust has approved a change in the Fund’s name to “GMO Emerging Markets Select Equity Fund.” References to the Fund in the Prospectus are amended to reflect the Fund’s new name. The name of the investment team primarily responsible for portfolio management of the Fund has been changed from the “Emerging Domestic Opportunities Team” to the “Emerging Markets Select Equity Team.” References to such investment team in the Prospectus are amended to reflect the investment team’s new name.

The fund summary section for the Fund beginning on page 86 of the Prospectus is replaced in its entirety with the following:

Investment objective

Total return above the MSCI Emerging Markets Index.

Fees and expenses

The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund operating expenses

(expenses that you bear each year as a percentage of the value of your investment)

	Class II	Class III	Class IV	Class V	Class VI	Class R6	Class I
Management fee	0.77%[1]	0.70%[1]	0.655%[1]	0.635%[1]	0.605%[1]	0.77%[1]	0.77%[1]
Other expenses	0.11%	0.11%	0.11%	0.10%	0.10%	0.11%	0.21%[3]
Acquired fund fees and expenses (underlying fund expenses)	0.06%[2]	0.06%[2]	0.06%[2]	0.06%[2]	0.06%[2]	0.06%[2]	0.06%[2]
Total annual fund operating expenses	0.94%	0.87%	0.83%	0.80%	0.77%	0.94%	1.04%
Expense reimbursement/waiver	(0.13%)[1]	(0.11%)[1]	(0.12%)[1]	(0.10%)[1]	(0.10%)[1]	(0.13%)[1]	(0.13%)[1,3]
Total annual fund operating expenses after expense reimbursement/waiver	0.81%	0.76%	0.71%	0.70%	0.67%	0.81%	0.91%

1 Includes both management fee of 0.55% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to waive its fees with respect to and/or reimburse the Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.75% for Class II shares; 0.70% for Class III shares; 0.65% for Class IV shares; 0.635% for Class V shares; 0.605% for Class VI shares; 0.75% for Class R6 shares; and 0.75% for Class I shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), payments out of assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries, taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business (collectively, “Excluded Expenses”), are excluded from the Expense Cap. GMO is permitted to recover from the Fund, on a class-by-class basis, expenses it has borne or reimbursed pursuant to an Expense Cap (whether through reduction of its fees or otherwise) to the extent that the Fund’s total annual fund operating expenses (excluding Excluded Expenses) later fall below that Expense Cap or any lower expense limit in effect when GMO seeks to recover the expenses. The Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. Any such recovery will not cause the Fund to exceed the Expense Caps set forth above or any lower expense limits as is in effect at the time GMO seeks to recover expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least October 26, 2023 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

2 Consists of approximately 0.05% in underlying fund fees and expenses and 0.01% in commissions paid to brokers by the Fund for executing transactions in unaffiliated underlying funds.

3 Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I’s initial fiscal year. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.10% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least October 26, 2023 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$83	$287	$507	$1,143
Class III	$78	$267	$471	$1,062
Class IV	$73	$253	$449	$1,014
Class V	$72	$245	$434	$ 980
Class VI	$68	$236	$418	$ 945
Class R6	$83	$287	$507	$1,143
Class I	$93	$318	$561	$1,259

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2022, the Fund’s portfolio turnover rate (excluding short-term investments) was 215% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2022, excluding transactions in U.S. Treasury Fund and other short-term investments, was 190% of the average value of its portfolio securities.

Principal investment strategies

GMO seeks to achieve the Fund’s investment objective by investing under normal circumstances at least 80% of the Fund’s assets directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to markets that are not treated as “developed markets” in the MSCI World Index (“emerging markets”). Under normal circumstances, the Fund also invests at least 80% of its assets in equities (see “Name Policies”). The Fund primarily invests in companies with what GMO believes to be high quality, growth-oriented business models within emerging markets or companies well-positioned to benefit from the development and growth of the world’s emerging markets.

The Fund’s investments are not limited to investments in companies located in any particular country or geographic region and often include investments in companies located in developed markets (e.g., the United States) when those companies are tied economically to emerging markets.

GMO’s investment process begins with country and sector allocation and then uses fundamental analytical techniques to select individual companies. In evaluating and selecting investments, GMO considers a number of factors, including, among others, GMO’s assessment of an investment’s fundamentals, growth prospects, and positioning relative to its competitors. GMO may also consider ESG (environmental, social and governance) criteria, such as emissions, climate change risk and resilience, income inequality and ability to implement governmental policies. In constructing the Fund’s portfolio, GMO considers a number of factors, including the trade-off among forecasted returns, risk, transaction costs, and liquidity. The Fund may invest in securities of companies of any market capitalization. At times, the Fund may have substantial exposure to a single asset class, industry, sector, country, region, issuer, or currency or companies with similar market capitalizations. The factors GMO considers and investment methods GMO uses can change over time.

As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure and as a substitute for securities lending. Derivatives used may include options, futures, forward currency contracts, swap contracts, and reverse repurchase agreements. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. GMO typically seeks to limit the carbon footprint of the Fund’s portfolio to no more than 50% of that of the Fund’s benchmark. In addition, the Fund may lend its portfolio securities.

The Fund also may invest in fixed income securities of any maturity or credit quality (including below investment grade securities (commonly referred to as “high yield” or “junk bonds”)). The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company. The principal risks of investing in the Fund are summarized below. For a more complete discussion

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of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”

•	Market Risk – Equities – The market price of an equity may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO and GMO’s assessment proves to be incorrect, the Fund runs the risk that the market price of the equity will not appreciate or will decline. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•	Non-U.S. Investment Risk – The market prices of many non-U.S. securities (particularly of companies tied economically to emerging countries) fluctuate more than those of U.S. securities. Many non-U.S. securities markets (particularly emerging markets) are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund may be subject to non-U.S. taxes, potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of companies tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or revenues from particular commodities, and often are more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. The Fund also runs the risk that GMO’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•	Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices.

•	Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism) may disrupt securities markets and adversely affect particular economies and markets as well as global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.

•	Focused Investment Risk – The Fund’s investments in companies whose prospects are linked to the internal development and growth of a particular emerging market country create additional risk because the performance of those companies is likely to be highly correlated. In addition, Investments focused in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.

•	Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund may create short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests (including ETFs), including the risk that those underlying funds will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, an increase in fees and expenses of an underlying fund or a reallocation of the Fund’s investments to underlying funds with higher fees or expenses will increase the Fund’s total expenses.

•	Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

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•	Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.

•	Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the Fund’s assets declines between the time a redemption request is deemed to be received by the Fund and the time the Fund liquidates assets to meet that request.

•	Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will require the Fund to sell securities at disadvantageous prices, disrupt the Fund’s operations, or force the Fund’s liquidation.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class II shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class II Shares*
Years Ending December 31
Highest Quarter: 16.35% (2Q2020)
Lowest Quarter: -20.29% (1Q2020)
Year-to-Date (as of 3/31/22): -9.77%
Average Annual Total Returns*
Periods Ending December 31, 2021
	1 Year	5 Years	10 Years	Incept.
Class II				3/24/11
Return Before Taxes	-5.21%	7.91%	6.01%	4.87%
Return After Taxes on Distributions	-6.42%	6.65%	5.14%	4.06%
Return After Taxes on Distributions and Sale of Fund Shares	-1.32%	6.19%	4.79%	3.85%
MSCI Emerging Markets Index[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	-2.54%	9.88%	5.49%	3.23%
Class V				11/29/13
Return Before Taxes	-5.05%	8.07%	N/A	4.20%
MSCI Emerging Markets Index1 (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	-2.54%	9.88%	N/A	4.80%
1 MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

* The performance information (before and after taxes) for all periods prior to October 26, 2022 was achieved prior to the change in the Fund’s investment objective and principal investment strategies, effective October 26, 2022.

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Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Sub-Adviser: GMO Singapore Pte. Limited (“GMO Singapore”)

Investment Team and Senior Members of GMO and/or GMO Singapore primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Emerging Markets Select Equity	Warren Chiang (since June 2022)	Head, Emerging Markets Select Equity Team, GMO.

Emerging Markets Select Equity	Arjun Divecha (since the Fund’s inception in 2011)	Portfolio Manager, Emerging Markets Select Equity Team, GMO.

Purchase and sale of Fund shares

Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).

Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.

Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.

U.S. tax information

The Fund has elected to be treated, and intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.

Financial intermediary compensation

The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.

Additional information

For important additional information about purchases and sales of Fund shares, taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 153 of this Prospectus.

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GMO TRUST

Supplement dated October 26, 2022 to the
GMO Trust Statement of Additional Information dated June 30, 2022 (the “SAI”)

With respect to the GMO Emerging Domestic Opportunities Fund (the “Fund”), the Board of Trustees of GMO Trust has approved a change in the Fund’s name to “GMO Emerging Markets Select Equity Fund.” References to the Fund in the SAI are amended to reflect the Fund’s new name. The name of the investment team primarily responsible for portfolio management of the Fund has been changed from the “Emerging Domestic Opportunities Team” to the “Emerging Markets Select Equity Team.” References to such investment team in the SAI are amended to reflect the investment team’s new name.